Exhibit 10.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in (i) the Registration Statements filed on Form F-3 (File Nos. 333-84226, 333-128361, 333-129962 and 333-130040) and (ii) the Registration Statements on Form S-8 (File Nos: 333-11368, 333-11414, 333- 13038, 333-13664, 333-13668, 333-14254, 333-14252, 333-81564, 333-92220, 333-108833, 333-125075 and 333-137354) of our report dated April 13, 2007, with respect to the consolidated financial statements of ING Bank N.V. (not included herein), which report appears in this December 31, 2006 annual report on Form 20-F of ING Groep N.V.
Amsterdam, The Netherlands
April 13, 2007
KPMG ACCOUNTANTS N.V.